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              CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Shareholder Services-Statements and Reports" and "General Information-Independent Auditors" and to the use of our
report dated [     ] in this Post-Effective Amendment to the
Registration Statement (Form N-1A No. 333-08153) of Alliance Real Estate Investment Fund, Inc.


                             /s/ Ernst & Young LLP



New York, New York
October 28, 1997

































00250231.AP4